Exhibit 99.1

200 University Ave., Suite 300 Toronto, Ontario M5H 4H1 T 416.361.0930 F 416.342.0590

VIA ELECTRONIC TRANSMISSION

April 9, 2014

TO ALL APPLICABLE EXCHANGES AND COMMISSIONS:

RE:     SECURITY DEVICES INTERNATIONAL INC

We are pleased to confirm that copies of the following proxy-related materials were mailed on April 8, 2014 to the registered shareholders and the Non-Objecting Beneficial Owners ("NOBO"):

1 Proxy - Registered Shareholders

2 Voting Instruction Form - NOBOs

3 Notice of Meeting and Proxy Statement

4 Proxy Return Envelope

Yours truly,
TMX Equity Transfer Services

''Steven Nguyen''
Relationship Manager
snguyen@equityfinancialtrust.com

tmxequitytransferservices.com